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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest
                      event reported):  May 29, 2003



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  The following exhibit is filed as part of this report:

   Exhibit Number                  Description
   --------------                  -----------

        99               Press Release dated May 29, 2003,
                         issued by President Casinos, Inc.


Item 9.  REGULATION FD DISCLOSURE.

  The information in this report is being furnished under Item 9
"Regulation FD Disclosure" and, in accordance with the procedural guidance in the SEC's Release No. 33-8216, Item 12 "Disclosure of
Results of Operations and Financial Condition."

  On May 29, 2003, President Casinos, Inc. issued a press release announcing President Casinos, Inc.'s financial results for the fourth quarter of fiscal year 2003. A copy of that press release is incorporated here by reference.

  The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 29, 2003

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                    ----------------------------------
                                 Ralph J. Vaclavik
                                 Senior Vice President and
                                 Chief Financial Officer

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                                 EXHIBIT INDEX


  These exhibits are numbered in accordance with the Exhibit Table of
Item 601 of Regulation S-K.

  Exhibit Number                  Description
  --------------                  -----------

       99               Press Release dated May 29, 2003,
                        issued by President Casinos, Inc.